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                                EXHIBIT (10)(a)

                        CONSENT OF INDEPENDENT AUDITORS
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                        Consent of Independent Auditors


We consent to the reference to our firm under the caption "Independent Auditors" in the Statement of Additional Information and to the use of our report dated February 15, 2001 with respect to the statutory-basis financial statements and schedules of PFL Life Insurance Company (now known as Transamerica Life Insurance Company), included in the Registration Statement on Form N-4 dated June 11, 2001 and related Prospectus of Premier Asset Builder Variable Annuity for the registration of flexible variable annuity policies.


                                          /s/ Ernst & Young LLP

Des Moines, Iowa
June 6, 2001